April 19, 2017

DREYFUS INVESTMENT FUNDS

Dreyfus Tax Sensitive Total Return Bond Fund

(Class T shares)

Supplement to Prospectus
dated March 31, 2017

The following information supersedes and replaces any contrary information contained in "Fund Summary – Performance" in the fund's Class T prospectus:

The fund's performance is compared to the Bloomberg Barclays 3-, 5-, 7-, 10-Year U.S. Municipal Bond Index.

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